Exhibit 99.2

Acquisition of First Century Bancorp November 2, 2021 Solidifying our Position as a Technology - Forward, Growth - Oriented Digital Financial Services Provider

Forward-Looking Statements & Non-GAAP Financial Measures

This investor presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of First Internet Bancorp ("First Internet" or the Company") and First Century Bancorp ("First Century"). Forward-looking statements are generally identifiable by the use of words such as "anticipate," "believe," "continue," "could," "designed," "estimate," "expect," "intend," "may," "optimistic," "pending," "plan," "position," "preliminary," "remain," "should," "will," "would" or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. These forward-looking statements are based on First Internet's and First Century's current expectations and assumptions regarding First Internet's and First Century's businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect First Internet's and/or First Century's future financial results and performance and could cause the actual results, performance or achievements of First Internet and/or First Century to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others; the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where First Internet and First Century do business; disruption to the parties' businesses as a result of the announcement and pendency of the proposed transaction and diversion of management's attention from ongoing business operations and opportunities; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Internet and First Century; the risk that the integration of First Internet's and First Century's operations will be materially delayed or will be more costly or difficult than expected or that First Internet and First Century are otherwise unable to successfully integrate their businesses; the failure to obtain the necessary approvals of the Shareholders of First Century; the outcome of any legal proceedings that may be instituted against First Internet and/or First Century; the failure to obtain required governmental approvals or a delay in obtaining such approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); reputational risk and potential adverse reactions of First Internet's and/or First Century's customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction; the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all; delays in closing the proposed merger; the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions; other factors that may affect future results of First Century and/or First Internet including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other legislative and regulatory actions and reforms; and the impact of the ongoing global COVID-19 pandemic on First Internet's and/or First Century's businesses, the ability to complete the proposed transaction and/or any of the other foregoing risks.

Forward-looking statements speak only as of the date of this presentation and except to the extent required by applicable law or regulation, First Internet disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included in this communication to reflect future events or developments. Further information regarding First Internet and factors which could affect the forward-looking statements contained herein can be found in First Internet's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021, and its subsequent filings with the Securities and Exchange Commission (the "SEC").

This investor presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). Non-GAAP financial measures, specifically tangible common equity to tangible assets, return on average tangible common equity, net interest income – FTE are used by the Company's management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders.. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption "Reconciliation of Non-GAAP Financial Measures."

FIRST INTERNET BANCORP

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Transaction Highlights

Accelerates Strategic Goals

- Adds a **technology-forward, growth-oriented financial solutions provider** to the INBK platform
- **Diversifies revenue** stream with the addition of attractive **scalable business lines** *(FCB is ~80% fee income)*[1]
  - Tax Product Lending
  - Payments (ACH, Virtual Lockbox, Check Clearing)
  - Homeowners Association (HOA) Services
  - Sponsored Card Programs
- Brings **funding diversification** with low-cost deposit platforms *(FCB deposits are ~70% noninterest-bearing)*
  - Potential to grow an incremental $500 million in low-cost deposits over the next two years

Financially Compelling

- **~21% EPS accretion** forecasted for 2023
- Pro forma 2023 **ROATCE ~14%**
- Tangible book value per share **earnback ~3 years** on a crossover basis (all cash deal)

Low Risk

- Similar branch-lite business model, as FCB brings **national customer reach** with **minimal physical presence**
- Complementary businesses means **no overlap/dislocation**
- **Experienced** FCB senior **leadership** team with **strong track record** of performance

1 Based on 2022 estimates, includes fees from Tax Product Lending

FIRST INTERNET BANCORP

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Who First Internet Bancorp is Today

Company Overview

- Digital bank with unique business model and over 20 years of operations
- History of strong growth and clear pathway to greater profitability
- Highly scalable technology-driven business
- Nationwide deposit gathering and asset generation platforms
- Attractive lending niches with growth opportunities

Nationwide Lending Programs

Asset Generation

- Franchise finance
- Single tenant lease financing
- C&I, Construction and CRE
- Public finance
- Specialty consumer

Gain-on-Sale Revenue

- Small business (SBA 7(a) lending)
- Digital direct-to-consumer mortgage

Financial Highlights ($mm)

(As of September 30, 2021)

Total assets:	$4,252
Total loans:	$2,936
Total deposits:	$3,225
Total shareholders' equity / total assets:	8.71%
Tangible common equity / tangible assets[1]:	8.61%
ROAA (YTD):	1.13%
ROAE (YTD):	13.54%
ROATCE (YTD)[1]:	13.73%
Cost of interest-bearing deposits (YTD):	1.00%
Net interest margin (YTD):	2.05%
Net interest margin – FTE (YTD)[1]:	2.19%
Adjusted noninterest income / total revenue (YTD)[1,2]:	26%

1 See Reconciliation of Non-GAAP Financial Measures in the Appendix
2 Excludes $2.5 million pre-tax gain on sale of the company's headquarters in 2021

FIRST INTERNET BANCORP

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First Century Bancorp: A Technology-Driven Financial Solutions Company

Company Overview

- Technology-driven financial solutions company operating under a bank charter
- Experienced management team, including Bill Blanton, Chairman and CEO, with 45 years of banking experience and the owner of 2 software companies involved in Fintech banking
- Headquartered in Roswell, GA

Financial Highlights ($mm)

(As of September 30, 2021)

Total Assets	$408.2	Cash	$264.8
Total Loans	$32.4	Deposits	$330.2 (6 bps cost)
2022E Net Income	$5.4M (1.3% ROAA)	TCE Ratio	13.3%

Key Business Lines

	Products	Description	Highlights
Payments	ACH services Virtual lockbox Check clearing	▪ Long-term relationship with global payment solutions provider ▪ Serves global brands and marketplaces	▪ **$13.1B in total ACH credit volume[1]** ▪ **$32.5B in total virtual lockbox volume[1]**
Tax Product Lending	Tax refund anticipation loans	▪ Partnerships with two leading tax preparation providers	▪ **$1.0B in funded loans[2]**
Sponsored Card Programs	Issuer of MasterCard and Visa prepaid cards for partner businesses Virtual commercial credit card launched in 2021	▪ Top 15 U.S. commercial pre-paid card issuer ▪ Five financial solutions company partners	▪ **$1.2B in prepaid / VCC card spends[1]**
HOA Services	Financial solutions for management companies and homeowners associations (HOAs)	▪ Platform utilizes leading cash management solution for HOAs	▪ **20+ HOA management company relationships (1,500+ deposit relationships)**
Core Banking Services	Traditional banking product suite for both commercial and consumer clients	▪ Low-cost deposit base	▪ **Total all-in cost of deposits of 6 bps**

1 Totals for the last 45 months ended September 30, 2021
2 Aggregate total for 2017 - 2021

First Internet Bancorp

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Significant Growth Potential in Lines of Business ▪ Existing partners are experiencing robust growth based on strong e - commerce industry dynamics ▪ Ability to provide additional capabilities and handle higher volumes from existing partners ▪ Significant opportunities to partner with additional technology/payments providers ▪ Recently launched virtual commercial card focused on SMB e - commerce merchants has potential for significant growth ▪ New programs with existing partners (e.g., earned wage access, B2B, etc.) ▪ Expansion into new industry verticals (e.g., HOA) ▪ New HOA team managed multi - billion deposit portfolio at predecessor bank ▪ Infrastructure in place for additional sales personnel to build national franchise ▪ Technology partnership provides competitive advantage to add relationships ▪ Expanding market for HOA lending – leverage existing and new relationships to develop specialized lending vertical ▪ Opportunities to partner with additional tax preparation firms ▪ Access to larger balance sheet removes historical growth constraints ▪ Expansion into ancillary services with existing partners Card Programs HOA Services 6 Multiple opportunities to grow revenues through existing and new partnerships Tax Product Lending Payments

Diversified Fee - Based Services & Noninterest Income Sources ▪ SBA and consumer mortgages sold to secondary market ▪ Tax refund anticipation lending ▪ ACH processing ▪ Sponsored card programs ▪ Virtual lockbox and check c learing ▪ Innovative technology supported by exceptional service ▪ Digital delivery model maximizes end - user convenience, minimizes operational disruptions due to COVID - 19 ▪ Small business lending ▪ Franchise finance ▪ Digital direct - to - consumer mortgages ▪ Specialty consumer lending ▪ Single tenant lease financing ▪ C&I, Construction and CRE ▪ Public finance ▪ Nationwide consumer, small business and commercial deposit base through direct digital channels ▪ Financial solutions for management companies and homeowners associations through scalable sales channel The Combined Organization will be a Technology - Forward, Growth - Oriented Digital Financial Services Provider 7 Nationwide Asset Generation Platform Nationwide Deposit Franchise Technology - Forward, Customer - Centric Service

$12.3 $7.5 $1.4 $0.8 $0.6 First Internet Bancorp 1 Diversification of Fee - Based Revenue 8 The acquisition enables accelerated revenue growth through the expansion and diversification of noninterest income Mortgage Banking Loan Servicing Service Charges and Fees Gain on Sale of Loans $ 22.6 Other $4.6 $4.2 $0.9 $0.8 First Century Bancorp 2 Tax Product Lending Payments Services $10.5 Prepaid Cards $12.3 $7.5 $4.6 $4.2 $2.2 $1.4 $0.9 Pro Forma Prepaid Cards Service Charges and Fees and Other Mortgage Banking Loan Servicing Gain on Sale of Loans $ 33.1 Payments Services Tax Product Lending Noninterest Income ($mm) Nine months ended September 30, 2021 26% of Total Revenue 79% of Total Revenue 33% of Total Revenue 1 Excludes $2.5 million pre - tax gain on sale of the company’s headquarters in 2021 2 Includes fees from Tax Product Lending; classified as interest income by First Century for GAAP accounting purposes Other

▪ Technology - based platform and low - cost deposit base – FCB total cost of funds at 6 bps – Scalable technology enables growth ▪ Nationwide HOA deposit platform – Utilizes industry leading digital cash management & accounting solution – Sales team with deep experience in community management industry ▪ Specialized Fintech platforms – NIB deposits generated through multiple prepaid card and payment relationships – Larger balance sheet provides ability to expand relationships Scalable Fintech and HOA Platforms Provide Low - Cost Deposit Growth Opportunity $107.0 $60.2 $128.0 $35.0 FCB Deposits by Business Line ($mm) As of September 30, 2021 9 HOA Prepaid Cards (non - interest bearing) Payments (non - interest bearing) Consumer/SMB $330.2 Today Pro Forma 6 bps Cost of Funds INBK Deposit Mix (9/30/21 ) Pro Forma INBK Includes Impact of $500M of First Century Deposit Growth Near - Term Growth Target: $500 Million Incremental Growth Over Next Two Years NIB 3.4% CDs & Brokered 42.4% Other IB 54.2%

Key Transaction Terms and Assumptions Consideration ▪ $ 80.0 million of cash consideration at closing (100% cash) ▪ Aggregate purchase price represents ~ 1.35x of 3/31/22E TBV (or a premium of $21 million over 3/31/22E tangible book) ▪ Cash consideration to be funded from available on - balance sheet cash Financial Impact ▪ ~21% expected EPS accretion in 2023 (inclusive of FCB excess liquidity deployment) ▪ ~3 year tangible book value earnback (crossover method) with ~7.3% TBV dilution at closing (inclusive of all deal charges) ▪ Solid capital position at closing - ~8.0% TCE/TA and ~16.9% Total RBC Purchase Accounting ▪ Gross loan credit mark of 1.0x estimated reserves at closing (~$0.2 million) ▪ ~$1.8 million mark on subordinated notes (write - down to equity) accreted straight - line to maturity ▪ Total identified intangibles of ~$1.7 million pre - tax, amortized over 10 years using sum - of - the - years digits (SYD) Cost Savings ▪ Estimated at $1.8 million annually pre - tax, or ~15% of 2022 estimated operating expenses (generally non - personnel) – 50% phase - in during 2022 and 100% thereafter Excess Liquidity ▪ ~$150 million of First Century current excess liquidity deployed into securities at 1.50% pre - tax yield ▪ ~$150 million of First Century current excess liquidity utilized to retire high - cost INBK deposits (30bps pre - tax spread) One - Time Charges ▪ Estimated one - time pre - tax restructuring charge of $6.5 million, fully reflected in pro forma tangible book value at close Expected Closing ▪ 1Q22 , subject to customary conditions and regulatory approvals 10

Attractive Financial Returns and Shareholder Value Creation

Assets	Gross Loans	Deposits	Sources of Non-Spread Revenue
$4.7B	$3.0B	$3.6B	$45mm+[4]

21%[1]
EPS Accretion

~3 Yr[2]
Crossover TBVPS Earnback

~14%[3]
ROATCE
Top Quartile Profitability

~31%[4]
Non-Spread Revenue/ Revenue
Diversified Revenue Mix

~11.9%
CET1
~16.9%
Total RBC
Robust Capital Position

1 Based on 2023 mean consensus net income for INBK, excluding share repurchases, and First Century 2023 projected earnings. Excludes restructuring charges for illustrative purposes.
2 Calculated on when pro forma tangible book value per share crosses over and begins to exceed projected standalone INBK tangible book value per share. Fully inclusive of merger expenses.
3 Pro forma financial metrics at close assume 2023 consensus average estimates per FactSet for INBK and other purchase accounting adjustments further outlined in the presentation.
4 Based on 2022 mean consensus net income for INBK and projected 2022 revenues for First Century. Non-spread revenues includes Tax Product Lending.

First Internet Bancorp

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12 Appendix

$5.4 $8.9 $10.9 $2.7 $2.1 $1.4 $2.0 $2.7 2021E Holding Company Net Income After-tax Net Earnings Growth 2022E Holding Company Net Income Balance Sheet Restructuring - $150mm Deployed into Securities / $150mm to Retire High-cost CDs Fully-phased After- tax Cost Savings 2022E Pro Forma After-tax Earnings Contribution Additional After-tax Net Earnings Growth 2023E Pro Forma After-tax Earnings Contribution Pro Forma Earnings Contribution From First Century 13 2022E First Century Income Statement ($mm) Net Interest Income 5.5$ Provision 0.3 Non-Interest Income 1 14.7 Non-Interest Expense 11.7 Pre-tax Income (Bank) 8.2$ Taxes 1.7 Net Income (Bank) 6.5$ After-tax Holding Company Subordinated Debt & Other Expenses 1.1 Holding Company 2022E Net Income 5.4$ Transaction Benefits (fully - phased) 1 Net Tax Product Lending revenue assumed to be classified as non - interest income. Primary Growth Drivers are Prepaid Cards & Tax Product Lending Primary Growth Drivers are Payments, Tax Product Lending and Sponsored Card Programs

Estimated Earnings Per Share Impact

$mm (except per share)	2022E Partial Year 3/31 Close	2022E "Run Rate" as if 12/31 Close	2023E Full Year
First Internet net income consensus mean estimate	$45.0	$45.0	$48.4
First Century forecasted net income	$0.5	$5.4	$7.4
After-tax transaction adjustments			
Cost savings[1]	$0.5	$1.4	$1.4
Deploy excess liquidity / retire high-cost CDs	1.6	2.1	2.1
Opportunity cost of cash	(0.5)	(0.7)	(0.7)
Add-back of First Century standalone intangible amortization expense	0.1	0.2	0.2
Core deposit intangible & other intangible amortization[2]	(0.4)	(0.5)	(0.4)
Fair market value adjustments amortization[3]	(0.0)	(0.0)	(0.0)
Pro Forma First Internet net income	$46.9	$52.9	$58.4
First Internet weighted average diluted shares outstanding[4]	10.0	10.0	10.0
Shares issued to First Century	–	–	–
Pro forma weighted average shares outstanding	10.0	10.0	10.0
First Internet standalone EPS[4]	$4.51	$4.51	$4.85
First Internet pro forma EPS	**$4.69**	**$5.30**	**$5.85**
$ EPS accretion to First Internet	**$0.19**	**$0.79**	**$1.00**
% EPS accretion to First Internet	**4.2%**	**17.6%**	**20.7%**

Note: Illustrative earnings per share impact, excluding the impact of any restructuring charges.
1 $1.8 million in pre-tax cost savings on a fully synergized basis. "Run Rate" case assumes fully-phased cost savings for illustrative purposes only. Partial year assumes 50% phase-in.
2 Core deposit intangible equal to 0.50% of First Century's non-time deposits, amortized over 10 years using sum-of-years digits. Other intangibles equal to 7.5% of implied merger premium, amortized over 10 years using sum-of-years digits.
3 Estimated fair value marks accreted/amortized back through earnings based on the estimated expected lives of individual assets and liabilities.
4 Excludes share buybacks for illustrative purposes.

First Internet Bancorp

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Pro Forma Tangible Book Value Per Share

	$mm	Million of Basic Shares	$ per share
First Internet tangible book value as of September 30, 2021[1]	365.8	9.9	37.12
(+) Two quarters of consensus earnings prior to close	23.1		
(-) Two quarters of consensus common dividends	(1.2)		
Standalone First Internet tangible book value at close	387.7	9.9	39.34
Pro Forma			
Standalone First Internet tangible book value at close	387.7	9.9	39.34
(-) Goodwill and intangibles created[2]	(23.1)		
(-) After-tax restructuring expenses	(5.1)		
Pro forma First Internet tangible book value at close	359.5	9.9	36.48
$ dilution to First Internet			**($2.86)**
% dilution to First Internet			**(7.3%)**
Tangible book value per share earnback (crossover)			**3.0 Yrs**

	$mm
Merger consideration	$80.0
Standalone First Century tangible book value at close	59.0
(+) Impact of fair value adjustments	(1.8)
(+) DTA created on fair value adjustments	0.4
(+) Elimination of DTL on intangibles at close	0.1
Adjusted tangible book value at close	57.6
Excess over adjusted tangible book value	22.4
(-) Core deposit intangible & Other intangibles created	(3.3)
(+) DTL on CDI	0.3
(+) DTL on Other Intangibles	0.4
Goodwill created	19.8
Goodwill and intangibles created[2]	**23.1**

Note: Pro forma metrics projected to closing based on financial data as of September 30, 2021.
1 First Internet tangible book value equal to common shareholders equity less goodwill and other intangible assets.
2 Based on assumptions as of announcement date; Subject to change at transaction closing.

FIRST INTERNET BANCORP

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Leadership and Cultural Alignment David Becker, Chairman and CEO 40 years of experience as a successful entrepreneur in numerous technology businesses, 22 years in banking Bill Blanton, Chairman and CEO 45 years of banking experience and the owner of two software companies involved in fintech banking Nicole Lorch, President and COO 22 years banking, 3 years fintech Peter Vasell, EVP and CFO 10 years banking, 6 years public accounting Ken Lovik, EVP and CFO 12 years banking, 10 years investment banking, 5 years public accounting 16 Deep experience and bench strength drive culture Cross - functional diligence effort comprised of document review and management meetings Diligence process reinforced strategic rationale and confirmed cultural alignment Substantially all of First Century’s employees are expected to join First Internet Combined sr. team experience includes banking, fintech and regulatory agency

Reconciliation of Non - GAAP Measures 17 Nine Months Ended September 30, $mm 2021 Total equity - GAAP 370$ Adjustments: Goodwill (5) Tangible common equity 366$ Total assets - GAAP 4,252$ Adjustments: Goodwill (5) Tangible assets 4,248$ Total shareholders' equity to assets 8.71% Effect of goodwill (0.10%) Tangible common equity to tangible assets 8.61% Return on average shareholders' equity 13.54% Effect of goodwill 0.19% Return on average tangible common equity 13.73% Net interest margin 2.05% Effect of fully-taxable equivalent adjustments 1 0.14% Net interest margin - FTE 2.19% Noninterest income to total revenue 29% Effect of gain on sale of premises and equipment (3%) Adjusted noninterest income to total revenue 26% 1 Assuming a 21% tax rate